UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2013

Explore Anywhere Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-33933	88-0319470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tara Boulevard, Suite 200, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 539-5644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On December 24, 2013, the Company amended its Articles of Incorporation changing the name of the corporation to Sports Media Entertainment Corp.

Item 9.01 Financial Statements and Exhibits

Exhibits

No.	Exhibits

3.1	Amendment

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Explore Anywhere Holding Corp.

Dated: December 30, 2013	By:	/s/ Bryan Hammond
Bryan Hammond, CEO

EXHIBIT INDEX

No.	Exhibits

3.1	Amendment